UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 21, 2018, Brickell Key Investments LP, (“Brickell”), a special purpose fund under the management of Brickell Key Asset Management Limited, a Guernsey-based asset manager exercised its right of first offer under the Claims Proceeds Investment Agreement (the “Agreement”) between Brickell and the Company, dated February 25, 2016, as amended on May 27, 2016, December 29, 2017, and April 26, 2018 (the “ROFO Exercise”) to provide $2.5 million in additional funding for purposes of advancing the Company’s patent assertion program. The ROFO Exercise provides that the Company will repay and compensate Brickell for the additional funds on substantially the same terms and conditions set forth in the Agreement as disclosed under Item 1.01 of the Company’s Current Report on Form 8-K filed on February 26, 2016 and incorporated herein by reference. In addition, the ROFO Exercise provides that in the event of a change in control of the Company, Brickell has the right to be paid its return as defined under the amended Agreement and an amount equal to the transaction price for the change in control event will be considered Scheduled Patent Proceeds as defined in the Agreement for purposes of the Brickell return calculation.

As consideration for the additional investment, the Company issued Brickell warrants for the purchase of up to five million shares of its common stock at an exercise price of $0.16 per share. The warrants are immediately exercisable, expire five years from the date of issuance and include cashless exercise and registration rights. The foregoing description of the terms and conditions of the Warrant is not complete and is qualified in its entirety by the full text of the warrant which is filed herewith as Exhibits 10.1 and incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated under this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated under this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description
10.1	Warrant Agreement between the Company and Brickell Key Investments, L.P. dated December 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2018	PARKERVISION, INC.

By /s/ Cynthia L. Poehlman
Cynthia L. Poehlman
Chief Financial Officer

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